Long-term debt and credit facilities	12 Months Ended
Mar. 31, 2015
Debt Disclosure [Abstract]
Long-term debt and credit facilities

10. Long-term debt and credit facilities

The components of long-term debt were as follows:

	March 31, 2015	March 31, 2014
Term loan	$110,938	$120,313
Unamortized debt discount	(4,440)	(6,015)
Current portion of long-term debt	(10,156)	(9,375)

	$96,342	$104,923

Long-term debt repayments for each of the next five years are as follows:

	Fiscal year ending March 31,
	2016	2017	2018	2019	2020	Total
Long-term debt principal	$10,156	$12,500	$88,282	$—	$—	$110,938
Future interest obligations on long-term debt	$11,467	$10,231	$7,543	$—	$—	$29,241

All debt and credit facilities are U.S. dollar facilities.

(a) Term loan and asset-based loan

In July 2013, the Company closed its credit facility refinancing. The Company entered into a four-and-a-half year, $125,000 senior secured term loan (the “Term loan”) and a four-year, $50,000 asset-based loan (the “ABL”). The Term loan and the ABL are secured by substantially all assets of the Company and certain subsidiaries. The ABL was undrawn as of March 31, 2015 and 2014.

The Term loan requires mandatory annual repayments of 7.5% per annum during the first two-and-a-half years and 10.0% in the last two years on a quarterly basis. In addition, the Term loan is subject to an annual excess cash flow sweep beginning March 31, 2014 and each proceeding year after. The Company is required to repay amounts under the facility ranging between zero and 50% of annual excess cash flows, contingent upon the Company’s leverage ratio at the time. For fiscal 2015, no repayments were required.

Borrowings under the Term loan bear interest at floating rates, based on LIBOR or the base rate of the administrative agent. Borrowings under the ABL bear interest at floating rates based on the banker’s acceptance rate, LIBOR, the Canadian base rate of the administrative agent or the Canadian prime rate. The Company has discretion with respect to the basis upon which interest rates are set. The interest rate on borrowings under the Term loan is priced at LIBOR plus 9.25% with a LIBOR floor of 1.25% and the ABL is priced at LIBOR plus 2.5% at March 31, 2015.

The Company recognized a discount of $7,050 which has been presented as a reduction of the Term loan. The discount is recognized over the term of the loan using the effective interest method, based on an imputed interest rate of 12.4%.

The Company had outstanding letters of credit totaling $1,000 at March 31, 2015 and $8,000 at March 31, 2014. These letters of credit have not been drawn; however, they reduce the amount available to the Company under the ABL.

(b) Deferred financing fees

In July 2013, the Company expensed $2,023 of unamortized deferred financing fees as a result of the repayment of the credit facility refinancing and the subsequent full repayment of the previous first lien facility. These fees are included in interest expense. In July 2013, the Company incurred fees of $4,541 relating to the Term loan and the ABL.

The Company recorded amortization of deferred financing fees of $1,023, $3,471 and $2,155 for fiscal years 2015, 2014 and 2013, respectively.